UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 14, 2005

                           The Jackson Rivers Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Florida                       333-70932                    65-1102865
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)              Identification No.)

            402 West Broadway, Suite 400, San Diego, California         92101
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (619) 615-4242

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Not applicable.

Item 1.02 Termination of a Material Definitive Agreement.

      Not applicable.

Item 1.03 Bankruptcy or Receivership.

      Not applicable.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      Not applicable.

Item 2.02 Results of Operations and Financial Condition.

      Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

      Not applicable.

Item 2.05 Costs Associated with Exit or Disposal Activities.

      Not applicable.

Item 2.06 Material Impairments.

      Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard: Transfer of Listing.

      Not applicable.

Item 3.02 Unregistered Sales of Equity Securities.

      Not applicable.

Item 3.03 Material Modification to Rights of Security Holders.

      Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On October 21, 2005, we dismissed Russell Bedford Stefanou Mirchandani LLP as our independent accountants.

The reports of Russell Bedford Stefanou Mirchandani on our financial statements for the fiscal years ended December 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Russell Bedford Stefanou Mirchandani on our financial statements as of and for the year ended December 31, 2004 stated that we were experiencing difficulty in generating sufficient cash flow to meet our obligations and sustain its operations, which raises substantial doubt about our ability to continue as a going concern.

      The decision to change accountants from Russell Bedford Stefanou Mirchandani to Malone & Bailey, PC was approved by our board of directors.

      During our fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through October 21, 2005, the date of the dismissal of Russell Bedford Stefanou Mirchandani, we did not have any disagreement with Russell Bedford Stefanou Mirchandani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-v) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Russell Bedford Stefanou Mirchandani on our financial statements as of and for the year ended December 31, 2004 stated that we were experiencing difficulty in generating sufficient cash flow to meet our obligations and sustain its operations, which raises substantial doubt about our ability to continue as a going concern.

      We have provided Russell Bedford Stefanou Mirchandani with a copy of this report prior to its filing with the Commission. Russell Bedford Stefanou Mirchandani has provided a letter to us, dated November 4, 2005 and addressed to the Commission, which is attached hereto as Exhibit 16.1 and is hereby incorporated herein by reference.

      (b) We engaged Malone & Bailey, PC on October 14, 2005. We had not consulted Malone & Bailey, PC regarding any of the matters specified in Item 304(a)(2) of Regulation S-B. The decision to change accountants from Russell Bedford Stefanou Mirchandani to Malone & Bailey, PC was approved by our board of directors.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

      Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

      Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

      Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      Not applicable.

Section 6 - [Reserved]

      Not applicable.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

      Not applicable.

Section 8 - Other Events

Item 8.01 Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit
            Number            Description

            16.1              Letter on change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE JACKSON RIVERS COMPANY

Date:  November 4, 2005           By: /s/ Jeffrey W. Flannery
                                      -----------------------
                                  Jeffrey W. Flannery, President,
                                  Chief  Executive  Officer,  Chief
                                  Financial Officer, Treasurer and Secretary